Supplement dated December 19, 2025, to the Updating Summary Prospectus and Prospectus dated May 1, 2025, for the

Schwab Advisor Choice Variable Annuity

contracts issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated December 19, 2025, to the Updating Summary Prospectus and Prospectus dated May 1, 2025,

for the Schwab Advisor Choice Variable Annuity

contracts issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity-1 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-838-0650.

Effective immediately, the following information in the "APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT" section of the Prospectuses is removed and replaced by the following:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
U.S. Equity	Vanguard® VIF Diversified Value Portfolio - Aristotle Capital Management, LLC, Harris Associates L.P., Hotchkis and Wiley Capital Management, LLC	0.28%	14.89%	12.24%	9.76%

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-838-0650. Please keep this Supplement for future reference.